SUPPLEMENT EFFECTIVE MAY 16, 2003

TO THE MAY 1, 2003, PROSPECTUS

for

SURVIVORSHIP VARIABLE UNIVERSAL LIFE II (SVUL II)

The information in this supplement supercedes any conflicting information contained in the May 1, 2003 SVUL II prospectus. You should retain this supplement with your SVUL II prospectus for future reference.

Effective May 16, 2003:

1.	The line reflecting charges for a representative insured using the Estate Protection rider in the “Periodic Charges Other than Fund Operating Expenses” table of the Fee Tables section on page 9 of the prospectus is revised to read as follows:

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Rider Charges		Minimum/Maximum	Minimum/Maximum
Rider charge for a 65-year-old male, and a 65-year-old female, both non-tobacco users, both in the standard risk class with death benefit option 1.[1,2,3]	Monthly, on the policy’s monthly charge date	Rates per $1000 of Insurance Risk: $0.01[3]	Rates per $1000 of Insurance Risk: $0.02[3]

May 16, 2003	Page 1 of 1	Li2300-03-1